UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  November 8, 2008

INSMED INCORPORATED
(Exact Name of Registrant as Specified in Its Charter)

Virginia
(State or Other Jurisdiction of Incorporation)

0-30739                                                                  54-1972729
           (Commission File Number)                (IRS Employer Identification No.)

8720 Stony Point Parkway, Suite 200, Richmond, Virginia                                                                    23235
       (Address of Principal Executive Offices)                                                                            (Zip Code)

(804) 565-3000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 1—Registrant’s Business and Operations

Item 1.01.                                Entry into a Material Definitive Agreement.

On November 8, 2008, Genentech and Ipsen/Tercica signed a letter of intent whereby they have consented to amend the March 7, 2007 Court-Ordered Settlement, Development and License Agreement (the “Agreement”) between Genentech, Inc. (“Genentech”) Tercica, Inc. (“Tercica”) and Insmed Incorporated (“Insmed”) to permit Insmed to supply IPLEX™ in connection with named-patient ALS programs worldwide on a royalty-free basis. Insmed’s ability to do so will be dependent on satisfying any regulatory requirements in any country where a request for treatment is made.

On November 10, 2008 Insmed issued a Press Release announcing a joint statement from Genentech, Ipsen/Tercica and Insmed stating that Insmed had gained royalty-free worldwide rights for IPLEX™ from Genentech and Ipsen/Tercica in connection with potential Named Patient (Expanded Access) Programs for ALS. A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

Item 9.01.                                Financial Statements and Exhibits

(d) Exhibits

99.1 Press Release, dated November 10 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Insmed Incorporated

Date: November 10, 2008
By: /s/ Kevin P. Tully
Name: Kevin P. Tully C.G.A.,
Title: Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.                                           Description

99.1                  Press Release, dated November 10, 2008